Note 6 - Investment Securities Available for Sale - Debt Securities by Contractual Maturity (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Due after one year through five years, amortized cost	$ 360
Due after one year through five years, fair value	358
Due after ten years, amortized cost	6,322
Due after ten years, fair value	6,322
Total, amortized cost	6,682	$ 7,931
Total, fair value	$ 6,680	$ 7,912